UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 21, 2006 (August 16, 2006)

CONTINENTAL MATERIALS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-03834	36-2274391
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 South Wacker Dr., Suite 4000 Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 541-7200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

United States

Item 2.02.    Results of Operations and Financial Condition.

In its press release issued on August 16, 2006, the Company disclosed its unaudited results for the fiscal 2006 second quarter ended July 1, 2006. The press release is being filed with this report on Form 8-K and is attached hereto as Exhibit 99.1.

Item 8.01.    Other Events

In its press release issued on August 16, 2006, the Company also announced a new record date and the date of its Annual Meeting of Stockholders. The press release is being filed with this report on Form 8-K and is attached hereto as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits.
	99.1	Continental Materials Corporation Press Release, dated August 16, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTINENTAL MATERIALS CORPORATION

By:	/s/ Joseph J. Sum
Name:	Joseph J. Sum
Title:	Chief Financial Officer

Date: August 21, 2006